UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2023

Transphorm, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41295	82-1858829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Castilian Drive
Goleta, CA 93117
(Address of principal executive offices, including zip code)
(805) 456-1300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TGAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 10, 2023, Transphorm, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Present at the Annual Meeting in person (virtually) or by proxy were holders of 44,970,334 shares of the Company’s common stock, or approximately 72.6% of the shares outstanding and entitled to vote at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders considered and voted on the following proposals:

•To elect two Class III directors, each to serve for a term of three years and until such director’s successor is duly elected and qualified;
•To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024 (the “Ratification of Auditors Proposal”); and
•To approve the Company’s Outside Director Compensation Policy (the “Director Compensation Proposal”).

As disclosed in the Company’s proxy statement for the Annual Meeting, (1) each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, (2) approval of the Ratification of Auditors Proposal required the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote thereon, and (3) approval of the Director Compensation Proposal required (i) the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote thereon (the “General Requirement”) and (ii) the affirmative vote of a majority of the votes cast on the proposal by the disinterested stockholders, meaning the stockholders other than (a) any director or executive officer of the Company and (b) any stockholder that has received or is entitled to receive any portion of the compensation otherwise payable to a director in respect of such director’s service on the Board (the “Disinterested Stockholders Requirement”).

The voting results for each of the proposals considered at the Annual Meeting are provided below.

Proposal 1: Election of Directors

The stockholders elected each of the nominees listed below as Class III directors to serve on the Company’s board of directors for a term of three years or until their respective successors have been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Primit Parikh	40,245,328	65,321	4,659,685
Kelly Smales	37,867,943	2,442,706	4,659,685

Proposal 2: Ratification of Auditors Proposal

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,947,100	11,475	11,759	—

Proposal 3: Director Compensation Proposal

The stockholders approved the Company’s Outside Director Compensation Policy.

Under the General Requirement, the votes were as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,269,115	37,940	3,594	4,659,685

Under the Disinterested Stockholders Requirement, the votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,247,429	37,940	25,280	4,659,685

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transphorm, Inc.

Dated: October 11, 2023	By:	/s/ Cameron McAulay
Cameron McAulay
Chief Financial Officer